THE GREATER CHINA FUND INC.





ANNUAL REPORT

December 31, 1998

[DRAGON LOGO]

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


TABLE OF CONTENTS

--------------------------------------------------------------------------------
The Fund's Management                                                         2
--------------------------------------------------------------------------------
Letter to Shareholders                                                        3
--------------------------------------------------------------------------------
Report of the Investment Manager                                              5
--------------------------------------------------------------------------------
Portfolio of Investments                                                     10
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                          13
--------------------------------------------------------------------------------
Statement of Operations                                                      14
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                           15
--------------------------------------------------------------------------------
Notes to Financial Statements                                                16
--------------------------------------------------------------------------------
Financial Highlights                                                         22
--------------------------------------------------------------------------------
Report of Independent Accountants                                            24
--------------------------------------------------------------------------------
Dividend Reinvestment Plan                                                   25
--------------------------------------------------------------------------------
Other Information                                                            26
--------------------------------------------------------------------------------
Year 2000 Processing Issue                                                   27
--------------------------------------------------------------------------------






This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
1285 Avenue of the Americas
New York, New York 10019

For information call (212) 713-2848

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599.

[LOGO]
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1

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


THE FUND'S MANAGEMENT


DIRECTORS
Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Don G. Hoff
Jonathan J.K.Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Peter Cairns, SECRETARY
Henry Ho, VICE PRESIDENT
Julian F. Sluyters, VICE PRESIDENT

INVESTMENT MANAGER
Baring International Investment (Far East) Limited
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036


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2
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THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS
February 3, 1999

Dear Shareholder,

The Asian crisis, which began towards the end of 1997, continued through the first three quarters of 1998. China, which had been remarkably immune during 1997, was affected by a worsening domestic economy, capital flight and eventually a turndown in exports. Not surprisingly, its publicly quoted companies, many of them listed in Hong Kong (which has its own problems), produced disappointing earnings. Consequently, the Fund's net asset value fell from US$13.46 at the beginning of the year, to a low of US$5.44 at the end of August. Fortunately, the fourth quarter of 1998 saw an upturn in the markets (although much of this rise has already been eroded during January 1999) and the Fund's net asset value ended the year at US$8.43. Taking into consideration the distribution of US$0.92, paid on June 12, 1998, the Fund's performance for the year (based on net asset value) was negative 31.3%. This can be measured against its benchmark, the MSCI China Index, which fell 42.4% during the same period.

The Fund's portfolio was restructured to take a more defensive stance at the beginning of the year. The weighting in China 'H' shares, in particular, sectors such as telecommunications, utilities and infrastructure, was increased. These sectors all benefited from the sharp rise in state spending on infrastructure. This policy proved comparatively successful, although it could not totally protect the Fund from the systemic influences of the market.

China's economy did not suffer as much in 1998 as some of its regional neighbors. Gross Domestic Product ("GDP") growth, if it is to be believed, of 7.8% was impressive and not far short of the Government's forecast of 8.0%. However, the economy has been under ever increasing pressure. The factors that caused and have sustained the Asian crisis, such as overcapacity, currency devaluation and recession have taken their toll on Chinese exports, with export growth turning negative during the latter half of 1998. Consumer demand has also fallen dramatically, due in large part to the process of reform of the state-owned-enterprises ("SOE"), which has increased unemployment and reduced job security in the country.

The Government's refusal to intervene in support of the Guangdong International Trust and Investment Corporation ("GITIC") investment scheme and its decision to reflate domestic demand has illustrated their understanding of the situation and the need to instigate painful measures to avoid future problems. Of course, taking such a stance has its own risks and the Government will need to exercise caution in the coming months; nonetheless it is promising to see that the Government has the courage to pursue a difficult, but necessary path.


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3

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS
CONTINUED

Hong Kong, a much more open economy than China, was less able to avoid the fall-out of the Asian crisis, as was reflected in the large degree of volatility in its market throughout the year. Indeed, at one point, currency and stock speculation caused the Hong Kong Monetary Authority to take the brave, but ultimately successful decision, to purchase approximately 10% of the stocks in the market and to introduce various measures which were designed to protect the currency peg. The strengthening of the Asian currencies and reductions in U.S. interest rates prompted an upturn in the stock market in the final quarter of 1998.

Hong Kong stands to benefit from the forecasted Asian recovery, when it comes, although it is more than likely that the economy will suffer further negative movement before then. This should, however, provide solid investment opportunities as companies which have been forced to re-structure and improve efficiency, will be available at historically low valuations. China's outlook is perhaps less bright in the short term, as both external and internal pressures appear set to continue eating away at the country's economic stability. As the Brazilian fiscal crisis is played out, one possible effect may be a further test of confidence in the Hong Kong Dollar peg, and the level of the Renminbi versus the Dollar. In the longer term, however, we believe that both countries will benefit from the necessary re-structuring and efficiencies that the Asian crisis has forced upon them.

The Fund will continue to be defensively positioned during stormy times, but will be ready to take advantage of any upturn in the general outlook.



Sincerely,



Richard B. Bradley
Chairman


--------------------------------------------------------------------------------
4
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THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


REPORT OF THE INVESTMENT MANAGER


OVERVIEW

A downward trend among the stock markets of the 'Greater China' region in 1998 served as evidence that any hope for a quick recovery from the Asian crisis were unrealistic. While some stability returned to the region relative to the end of 1997, volatility nonetheless remained high, as lower interest rates and improved financial liquidity were offset by depressed economic conditions and corporate profits. Consequently, the occasional upsurges in the markets during 1998 were not sufficient to outweigh the general downward movement, resulting in negative returns for calendar year 1998.

China continued to generate high absolute GDP growth, achieving a growth rate of 7.8% for 1998. Domestic demand, pricing and corporate margins were all sharply down. The balance of trade was positive, but deteriorated sharply during the last few months of 1998. Hong Kong's situation was even more difficult: negative growth, considerable pressure on assets (property and stocks) and volatile interest rates reflecting greater concern regarding the U.S. Dollar peg. Amidst such gloom, the Fund adopted a defensive approach, focusing on sectors such as electricity, telecommunications, toll roads and food. This strategy proved successful, although de-rating of the markets and a severely weakened investment sentiment left little opportunity for gains. The last quarter of 1998 witnessed more positive results, which the Fund was able to take advantage of, although many of the gains achieved towards the end of the year were eroded in the first few weeks of 1999.

The table below portrays the net asset value performance of the Fund compared with the relevant market indices over the last three years:-


                                    1998           1997           1996
The Greater China Fund             -31.3%         -12.4%         +35.1%
China - MSCI                       -42.4%         -26.4%         +37.5%
Hong Kong - All Ordinary Index     -18.3%         -19.3%         +36.9%

Source: Datastream/BAM


--------------------------------------------------------------------------------
5

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


REPORT OF THE INVESTMENT MANAGER
CONTINUED

PERFORMANCE OF NET ASSET VALUE PER SHARE

[GRAPH]

                         1998                               1998
------------------------------------------------------     ------
1st Qtr        2nd Qtr        3rd Qtr        4th Qtr        Year
------------------------------------------------------     ------
 0.8%          -35.5%          -8.3%          14.9%         -31.3%

Note: This information represents the historical performance of The Greater China Fund, Inc. and assumes the reinvestment of all dividends and distributions.
       Past performance is not predictive of future returns.

ASSET ALLOCATION

There have been a number of major changes in asset allocation, most significantly, the increase in weighting to China 'H' shares, which at December 31, 1998 account for 32% of net asset value, having represented only 15% at the end of 1997. This increase has been funded by further reductions in the positions in Hong Kong shares and a reduced weighting to China 'N' and 'B' shares. The improving situation in Taiwan during the period is reflected in the addition of a Taiwan holding which currently composes 2% of the net asset value.

Sectorially, we have continued to reduce the Fund's exposure to real estate and banking. The Fund's weightings in utilities, consumption and manufacturing have been increased as these sectors contain a number of companies with stable earnings and healthy balance sheets.

ASSET ALLOCATION        DECEMBER 31, 1998    DECEMBER 31, 1997
China 'H' Shares                      32%                  15%
Red Chips                             29%                  27%
Other (Hong Kong)                     21%                  26%
China 'N' and 'B' Shares              11%                  17%
Taiwan                                 2%                  --
Korea and Singapore                   --                   --
Cash                                   5%                  15%


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6

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


[GRAPHIC]

CHINA

MARKET REVIEW
1998 witnessed a bear market for China stocks as the MSCI China Index declined 42.4%. Financial crisis in the region, reduced product prices, along with economic recession in most of Asia, contributed to poor corporate profitability and severely weakened investment sentiment. Despite a recovery in the fourth quarter of the year as U.S. interest rates fell and Asian currencies strengthened, this upturn was insufficient to recoup the losses suffered during the first three quarters. The collapse of GITIC in the fourth quarter added further gloom to the prospects for China stocks.


PROSPECTS
The Chinese economy was able to maintain a relatively high rate of GDP growth of 7.8% and a stable currency throughout the year. External trade was healthy as China registered a trade surplus of US$43.6 billion. The one-year working capital lending rate was reduced from 8.64% to 6.39%.

However, these broad figures hide the fact that China's economy is going through a very difficult period. Prices have been falling, as is illustrated by the retail price index and consumer price index, which have fallen 2.5% and 0.8% (estimated), respectively. Furthermore, exports peaked during the first half of the year, indeed export growth turned negative from August 1998 through the end of the year. Overcapacity, currency devaluation and recession in Asia, have combined to hinder demand for Chinese exports. Within this already negative environment, the reform of the SOE has continued with shedding of excess capacity and labor trimming. Actual job losses and, indeed, forecasted reductions, are widely believed to be much more severe than official unemployment figures suggest. This increased level of employment insecurity has, inevitably, resulted in a negative impact on consumer spending. The strong GDP growth figure was primarily achieved by a major increase in State investment in fixed assets (particularly infrastructure), which is estimated to have grown 20% during the year.

The Chinese economy was able to 'muddle through' 1998, but the coming year will provide an even bigger test to an already weakened economy. In December 1998, its annual Central Economic Work Conference adopted a policy of reflating domestic demand in order to achieve a growth target of 7% for 1999. Domestic demand will be stimulated by active fiscal policy and appropriate monetary policy. The Government will also be taking a more risk-averse attitude, as has already been witnessed by their actions towards various Investment Trust Corporations when these Trusts experienced recent financial difficulties. The Government has also stipulated its intention to place more focus on rural growth and agriculture.


--------------------------------------------------------------------------------
7

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


REPORT OF THE INVESTMENT MANAGER
CONTINUED

While these are steps in the right direction, they are not without risk themselves. The strengthening of financial order, such as the bankruptcy of GITIC, is positive for the long-term health of the system, but bankers' reactions could turn out to be stronger than expected, possibly resulting in a credit crunch in 1999. The ongoing restructuring of the SOE's will improve return on capital, as inefficient government administration is being replaced by enterprise management and corporations shedding surplus labor. However, with job insecurity and the resulting effect on consumer spending increasing, the worst case scenario could be a triggering of social instability. Skilful balancing and control of these risks by policy makers are vital if these hypothesis are not to become reality. Against this back-drop, we anticipate economic growth and corporate profitability to likely remain subdued.


[GRAPHIC]

HONG KONG

MARKET REVIEW
The Hong Kong stock market experienced a rollercoaster ride during 1998. A panic fall in January 1998 was swiftly followed by a sharp recovery in February. Since March, continued asset deflation, a collapse in domestic consumption, concern over the currency peg and higher interest rates all conspired to force the index down to its lowest point in August. The Hong Kong Monetary Authority stepped in to curb speculative activities on the currency and on the stock market in August by buying a large quantity of stocks (approximately 10% of the market) and also introduced new measures to strengthen the currency link system. These measures stabilized both markets, and with the subsequent reduction in U.S. interest rates, along with the strengthening of the Yen and other Asian currencies, the stockmarket rallied to the end of the year.


PROSPECTS
There are two main factors which will govern the prospects for Hong Kong in the coming months. First, as the most open economy in Asia, Hong Kong will benefit from the expected recovery in other Asian economies and also from stronger growth in the OECD countries. The other factor centers on the currency peg and the fact that under such a system, it is the other parts of the economy, rather than the exchange rate, which have to adjust. It therefore follows that, in theory, in order for the system to work successfully, various other elements of the economy have to adjust sufficiently - in reality, this remains to be seen.


--------------------------------------------------------------------------------
8

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


The timing of the forecast Asian recovery remains uncertain, with some economists suggesting late 1999 or early 2000, but regardless of the timeframe it is unlikely that the recovery will be anything more than mild. In the first half of 1999, downward adjustments will most likely continue in Hong Kong, despite the already depressed economic state. Looking forward, however, this scenario could give rise to interesting investment opportunities. It is possible that due to the traditional flexibility of the private sector, this painful adjustment could result in more efficient and productive businesses. This will bode well for returns on investment after the necessary restructuring is complete.


OUTLOOK

The near-term outlook for the 'Greater China' stock markets remains difficult. Further economic adjustments in Hong Kong, continuing reforms in China, and general price deflation are maintaining negative pressure on corporate profitability. However, by comparison to the beginning of 1998, when the Asian financial crisis was still young, investors should now be looking towards the beginning of an economic recovery.

In the longer term, the measures currently being taken in Hong Kong and China to address the economic problems should create a better investment environment. The painful experience of restructuring will eventually bear its fruit in more competitive and productive enterprises. While it is still too early to ascertain the length of time required to achieve such an outcome, the news coming out of China and Hong Kong indicates that they are on the right course. Once again, however, it is important to note, that although the potential rewards are high, there remain certain risks associated with these developments, such as a credit crunch and social instability.

The Fund's portfolio remains defensively structured with a focus on utilities and stable earnings companies with an emphasis on the relative strength of balance sheets and return on equity. This cautious and selective approach will continue in the current economic environment until the emergence of clearer signs of recoveries in economic activities and rates of return.


BARING INTERNATIONAL INVESTMENT (FAR EAST) LIMITED
HONG KONG

February 3, 1999


--------------------------------------------------------------------------------
9

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


                    PORTFOLIO OF INVESTMENTS
                    December 31, 1998

         Shares     Description                                         Value
                                                                       (Note1)
                    EQUITIES -- 96.6%

                    CHINA -- 42.0%
                    BUILDING MATERIALS -- 0.8%
      7,882,000     Anhui Conch Cement                            $    885,092
                                                                  ------------

                    CONSUMPTION -- 0.8%
      8,480,000     Guangzhou Pharmaceutical "H"                       853,735
                                                                  ------------

                    INFRASTRUCTURE -- 4.8%
      9,244,000     Jiangsu Expressway "H"                           2,028,344
     15,172,000     Zhejiang Expressway "H"                          3,074,506
                                                                  ------------
                                                                     5,102,850
                                                                  ------------

                    MANUFACTURING -- 14.4%
      3,674,618     China International Marine Containers "B"        1,735,906
     11,656,000     First Tractor "H"                                2,662,905
      1,948,000     Guangdong Kelon Electrical Holdings "H"          1,734,886
     19,800,000     Harbin Power Equipment "H"                       1,456,709
      8,880,000     Qingling Motor "H"+                              1,558,779
     13,840,000     Shanghai Petrochemical                           1,250,452
      3,937,000     Shanghai Zhenhua Port Machinery "B"              1,393,698
      3,770,000     Wafangdian Bearing "B"                             525,530
      2,687,199     Weifu Fuel Injection "B"                           596,570
      9,780,000     Yizheng Chemical Fibre "H"                         896,252
      9,404,000     Zhenhai Refining & Chemical "H"                  1,444,416
                                                                  ------------
                                                                    15,256,103
                                                                  ------------

                    SERVICES -- 1.6%
      4,013,160     Shanghai Dazhong Taxi "B"*                       1,693,554
                                                                  ------------

                    UTILITIES -- 13.7%
     12,968,000     Beijing Datang Power "H"                         3,891,605
     14,832,000     Huaneng Power International "H"*                 5,264,598
        180,800     Huaneng Power International ADR "N"*             2,621,600
     13,000,000     Zhejiang Southeast Electric Power "B"            2,730,000
                                                                  ------------
                                                                    14,507,803
                                                                  ------------


                    ------------------------------------------------------------
                    10

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------



         Shares     Description                                         Value
                                                                       (Note1)
                    MISCELLANEOUS -- 5.9%
     25,980,000     Anhui Expressway "H"                          $  2,950,901
      4,037,300     Inner Mongolia Yitai "B"                           500,625
     16,890,000     Yanzhou Coal Mining "H"                          2,834,039
                                                                  ------------
                                                                     6,285,565
                                                                  ------------
                    Total China                                     44,584,702
                                                                  ------------

                    HONG KONG -- 52.3%
                    CONGLOMERATES -- 19.5%
      6,580,000     China Resources Enterprise                      10,234,008
      7,000,000     Guangdong Investment Ltd                         1,400,434
      1,286,000     Hutchison Whampoa                                9,087,782
                                                                  ------------
                                                                    20,722,224
                                                                  ------------

                    CONSUMPTION -- 7.5%
      2,850,000     Hengan International Group*                      1,039,193
      6,740,000     NG Fung Hong                                     6,046,130
        355,000     Television Broadcasting                            916,413
                                                                  ------------
                                                                     8,001,736
                                                                  ------------

                    INFRASTRUCTURE -- 5.3%
        807,000     Cheung Kong Infrastructure Holdings              1,801,990
      2,556,774     New World Infrastructure+*                       3,762,097
                                                                  ------------
                                                                     5,564,087
                                                                  ------------

                    MANUFACTURING -- 0.4%
        162,000     Johnson Electric Holdings                          416,103
                                                                  ------------

                    REAL ESTATE DEVELOPMENT -- 5.3%
        543,000     Cheung Kong Holdings                             3,907,307
     12,000,000     Far East Hotels & Entertainment*                 1,316,537
      7,910,000     Sinolink Worldwide Holdings*                       439,013
                                                                  ------------
                                                                     5,662,857
                                                                  ------------

                    SERVICES -- 9.4%
      4,751,000     China Telecom+*                                  8,217,177
        649,000     Smartone Telecommunications Holdings             1,801,009
                                                                  ------------
                                                                    10,018,186
                                                                  ------------


                    ------------------------------------------------------------
                    11

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


                    PORTFOLIO OF INVESTMENTS
                    CONTINUED


         Shares     Description                                         Value
                                                                       (Note1)
                    HONG KONG -- (continued)
                    TRADING -- 1.8%
      2,798,000     Tianjin Development Holdings                  $  1,877,949
                                                                  ------------

                    MISCELLANEOUS -- 3.1%
      5,044,000     China Merchants Holdings International           3,238,926
                                                                  ------------
                    Total Hong Kong                                 55,502,068
                                                                  ------------

                    TAIWAN-- 2.3%
                    MANUFACTURING -- 2.3%
        448,000     Hon Hai Precision Industry*                      2,474,984
                                                                  ------------
                    Total Equities
                     (cost $143,143,916)                           102,561,754
                                                                  ------------
Principal Amount    FIXED INCOME -- 0.6%

                    CHINA
                    MANUFACTURING - 0.6%
     $2,000,000     Qingling Motors, 3.50% due 1/22/02                 607,600
                     (cost $691,381)                              ------------

                    TIME DEPOSITS -- 3.0%
      3,200,000     Bank of Montreal, 3.75%**, 1/4/99                3,200,000
         39,000     Brown Brothers Harriman & Co.,
                     Grand Cayman, 3.75%**, 1/4/99                      39,000
                                                                  ------------
                    Total Time Deposits (cost $3,239,000)            3,239,000
                                                                  ------------
                    TOTAL INVESTMENTS -- 100.2%
                     (cost $147,074,297)                           106,408,354
                    Liabilities in excess of other
                     assets -- (0.2%)                                 (225,376)
                                                                  ------------
                    NET ASSETS -- 100.0%                          $106,182,978
                                                                  ------------
                                                                  ------------

                    --------------------

                    *    Non-income producing security.

                    + Security, or a portion thereof, was on loan at December 31, 1998.

                    ** Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice.

                    ADR - American Depositary Receipt.


                    See Notes to Financial Statements.
                    -----------------------------------------------------------
                    12

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS
Investments at value (cost $147,074,297)                           $106,408,354
Investments of collateral received for securities
on loan, at value (cost $2,227,490)                                   2,227,490
Cash (including Hong Kong dollars with a cost
  and value of $10,848)                                                  21,369
Dividends and interest receivable                                       181,319
                                                                   ------------
  Total assets                                                      108,838,532
                                                                   ------------

LIABILITIES
Collateral for securities on loan                                     2,227,490
Investment management fee payable                                       114,580
Administration fee payable                                               19,607
Accrued expenses                                                        293,877
                                                                   ------------
  Total liabilities                                                   2,655,554
                                                                   ------------
Net Assets                                                         $106,182,978
                                                                   ------------
                                                                   ------------

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value; 12,593,049 shares issued
  and outstanding (100,000,000 shares authorized)                  $     12,593
Paid-in capital in excess of par                                    168,504,749
Accumulated net realized loss on investments                        (21,668,439)
Net unrealized depreciation of investments and other
  assets and liabilities denominated in foreign currency            (40,665,925)
                                                                   ------------

NET ASSETS                                                         $106,182,978
                                                                   ------------
                                                                   ------------

Shares Outstanding                                                   12,593,049
                                                                   ------------

NET ASSET VALUE PER SHARE                                                 $8.43
                                                                          -----
                                                                          -----


See Notes to Financial Statements.
--------------------------------------------------------------------------------
13

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME
Dividends                                                          $  2,273,195

Interest                                                                801,784
                                                                   ------------
  Total investment income                                             3,074,979
                                                                   ------------

EXPENSES
Investment management fees                                            1,516,818
Directors' fees and expenses                                            382,438
Excise tax                                                              371,019
Custodian and accounting fees                                           283,354
Administration fees                                                     257,677
Shareholder reports expense                                             108,487
Legal fees                                                               80,261
Audit fees                                                               54,580
Insurance expense                                                        36,328
New York Stock Exchange listing fee                                      25,629
Transfer agent fees and expenses                                          6,815
Miscellaneous expenses                                                   23,576
                                                                   ------------
Total expenses                                                        3,146,982
                                                                   ------------
Net investment loss                                                     (72,003)
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
  Investments                                                       (21,668,439)
  Foreign currency transactions                                         (54,601)
                                                                   ------------
                                                                    (21,723,040)
                                                                   ------------
Net change in unrealized appreciation/depreciation of:
  Investments                                                       (29,954,060)
  Other assets and liabilities denominated in
    foreign currency                                                        (20)
                                                                   ------------
                                                                    (29,954,080)
                                                                   ------------
Net realized and unrealized loss on investments
  and foreign currency transactions                                 (51,677,120)
                                                                   ------------
NET DECREASE IN NET ASSETS
  FROM INVESTMENT OPERATIONS                                       $(51,749,123)
                                                                   ------------
                                                                   ------------


See Notes to Financial Statements.
--------------------------------------------------------------------------------
14

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                           For the Year         For the Year
                                               Ended               Ended
                                         December 31, 1998   December 31, 1997
                                         -----------------   -----------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment loss                      $         (72,003)  $      (1,137,719)
Net realized gain (loss) on investments
  and foreign currency transactions            (21,723,040)         62,468,461
Net change in unrealized appreciation/
  depreciation of investments and
  other assets and liabilities
  denominated in foreign currency              (29,954,080)        (91,585,732)
                                         -----------------   -----------------
Total from investment operations               (51,749,123)        (30,254,990)
                                         -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
In excess of net investment income                      --          (1,635,864)
From net realized gain on investments          (11,585,605)        (43,974,900)
                                         -----------------   -----------------
Total dividends and distributions
  to shareholders                              (11,585,605)        (45,610,764)
                                         -----------------   -----------------
Net decrease in net assets                     (63,334,728)        (75,865,754)

NET ASSETS
Beginning of year                              169,517,706         245,383,460
                                         -----------------   -----------------
End of year                              $     106,182,978   $     169,517,706
                                         -----------------   -----------------
                                         -----------------   -----------------




See Notes to Financial Statements.
--------------------------------------------------------------------------------
15

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THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund (the "Fund") was incorporated in the State of Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. The Fund had no operations until July 7, 1992, when it sold 7,200 shares of common stock for $100,440 to Baring International Investment (Far East) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of ING Groep NV. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS
All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and



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16

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


     (ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

SECURITY LENDING
The Fund may lend securities up to 30% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the securities on loan that are foreign securities, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber") who administers the Fund's lending program. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agency fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after the payment of the lending agents' fees paid by the borrowers. For the year ended December 31, 1998, net earnings to the Fund from investment of cash collateral was $453,516, after deducting the borrowers' rebate of $1,041,935 and PaineWebber fees of $243,162, $4,843 of which were due at December 31, 1998. At December 31, 1998, the market value of the securities on loan and the cash collateral received with respect to such loans were $2,056,927 and $2,227,490, respectively.



--------------------------------------------------------------------------------
17

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
CONTINUED

At December 31, 1998, the Fund's investments from cash collateral for securities on loan were as follows:


SHARES         MONEY MARKET FUNDS
330,009        AIM Liquid Asset Portfolio              $    330,009
1,747,433      AIM Prime Portfolio                        1,747,433
54,207         Provident Institutional Temporary
               Investment Cash Fund                          54,207
95,841         Provident Institutional Temporary
               Investment Fund                               95,841
                                                       ------------
                                                       $  2,227,490
                                                       ------------
                                                       ------------


DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par. As a result of permanent book/tax differences primarily attributable to sales of investments in passive foreign investment companies, $1,844,771 and $69,507 have been reclassified from accumulated net investment loss and accumulated net realized loss, respectively, to additional paid-in capital in excess of par. Net assets were not affected by these reclassifications.

TAX STATUS
  UNITED STATES
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders. In certain circumstances, the Fund may be subject to a 4% excise tax.



--------------------------------------------------------------------------------
18

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


  CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Tax Bureau determined that dividends paid on "B" shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to "H" shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of "B" shares and shares of a PRC company listed on a non-PRC securities exchange, including "H" shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

  HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

  OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

--------------------------------------------------------------------------------

NOTE 2. INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with the Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.



--------------------------------------------------------------------------------
19

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
CONTINUED

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

--------------------------------------------------------------------------------

NOTE 3. TRANSACTIONS WITH AFFILIATES
The Investment Manager, not the Fund, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended December 31, 1998, $121,346 was paid or accrued by the Investment Manager to PaineWebber for such services.

--------------------------------------------------------------------------------

NOTE 4. PORTFOLIO SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was $148,573,540. Accordingly, net unrealized depreciation of $42,165,186 was composed of gross appreciation of $4,886,856 for those securities having an excess of value over cost and gross depreciation of $47,052,042 for those securities having an excess of cost over value.

For the year ended December 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $48,901,396 and $72,675,173, respectively.

At December 31, 1998, the Fund had a capital loss carryforward of $20,169,196, available as a reduction, to the extent provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2006. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.



--------------------------------------------------------------------------------
20

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


NOTE 5. CAPITAL STOCK
There were no transactions in shares of common stock for the years ended December 31, 1998 and December 31, 1997.

--------------------------------------------------------------------------------

NOTE 6. CONCENTRATION OF RISK
The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund invests in fixed income securities issued by banks and other corporations, the market values of which may change in response to interest rate changes. The ability of the issuers of such fixed income securities to meet their obligations may be affected by changing business and economic conditions in a specific state, industry or region.



--------------------------------------------------------------------------------
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

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS


SELECTED DATA FOR A SHARE OF COMMON STOCK                     FOR THE YEAR ENDED
OUTSTANDING THROUGHOUT EACH YEAR                                    DECEMBER 31,
IS PRESENTED BELOW:                                                 ------------
                                                                            1998
                                                                    ------------
Net asset value, beginning of year                                       $ 13.46
                                                                    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                                               (0.01)
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions                              (4.10)
                                                                    ------------
   Total from investment operations                                        (4.11)
                                                                    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                                    --
In excess of net investment income                                            --
From net realized gain on investments                                      (0.92)
In excess of net realized gain on investments                                 --
                                                                    ------------
   Total dividends and distributions to shareholders                       (0.92)
                                                                    ------------

FUND SHARE TRANSACTIONS
Dilutive effect of rights offering                                            --
Offering costs charged to paid-in capital
 in excess of par                                                             --
                                                                    ------------
   Total Fund share transactions                                              --
                                                                    ------------
Net asset value, end of year                                               $8.43
                                                                    ------------
                                                                    ------------
Market value, end of year                                                  $6.13
                                                                    ------------
                                                                    ------------
   TOTAL INVESTMENT RETURN (1)                                            (36.35)%
                                                                    ------------
                                                                    ------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                                   $106,183
Ratio of expenses to average net assets                                     2.59%(2)
Ratio of net investment income (loss)
 to average net assets                                                     (0.06)%
Portfolio turnover                                                            41%


*    Based on average shares outstanding.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year, and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(2) The ratio of expenses to average net assets excluding excise taxes was 2.29%.




See Notes to Financial Statements
--------------------------------------------------------------------------------
22

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------



SELECTED DATA FOR A SHARE OF COMMON STOCK                            FOR THE YEAR ENDED
OUTSTANDING THROUGHOUT EACH YEAR                                        DECEMBER 31,
IS PRESENTED BELOW:                                  -----------------------------------------------
                                                         1997         1996         1995         1994
                                                     --------     --------     --------     --------
Net asset value, beginning of year                    $ 19.49      $ 14.52      $ 14.29      $ 23.79
                                                     --------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                            (0.09)        0.10*        0.20         0.12*
Net realized and unrealized gain (loss) on
 investment and foreign currency transactions           (2.32)        5.93*        0.29        (8.92)*
                                                     --------     --------     --------     --------
   Total from investment operations                     (2.41)        6.03         0.49        (8.80)
                                                     --------     --------     --------     --------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                 --        (0.09)       (0.20)       (0.09)
In excess of net investment income                      (0.13)       (0.03)          --           --
From net realized gain on investments                   (3.49)          --        (0.01)       (0.06)
In excess of net realized gain on investments              --           --        (0.05)          --
                                                     --------     --------     --------     --------
   Total dividends and distributions to shareholders    (3.62)       (0.12)       (0.26)       (0.15)
                                                     --------     --------     --------     --------

FUND SHARE TRANSACTIONS
Dilutive effect of rights offering                         --        (0.89)          --        (0.46)
Offering costs charged to paid-in capital
 in excess of par                                          --        (0.05)          --        (0.09)
                                                     --------     --------     --------     --------
   Total Fund share transactions                           --        (0.94)          --        (0.55)
                                                     --------     --------     --------     --------
Net asset value, end of year                           $13.46       $19.49       $14.52       $14.29
                                                     --------     --------     --------     --------
                                                     --------     --------     --------     --------
Market value, end of year                              $10.88       $15.63       $14.13       $12.13
                                                     --------     --------     --------     --------
                                                     --------     --------     --------     --------
   TOTAL INVESTMENT RETURN (1)                          (7.29)%      15.53%       18.48%      (52.01)%
                                                     --------     --------     --------     --------
                                                     --------     --------     --------     --------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                $169,518     $245,383     $139,246     $136,994
Ratio of expenses to average net assets                  1.88%        2.07%        2.36%        2.08%
Ratio of net investment income (loss)
 to average net assets                                  (0.41)%       0.65%        1.39%        0.63%
Portfolio turnover                                         82%          37%          32%          22%




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23

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Greater China Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Greater China Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

February 10, 1999



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24

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PNC Bank, National Association (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by PNC Bank, National Association, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.




--------------------------------------------------------------------------------
25

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


DIVIDEND REINVESTMENT PLAN
CONTINUED

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

OTHER INFORMATION
Since December 31, 1997, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws, (iii) material changes in the principal risk factors associated with investment in the Fund and (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.




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

THE GREATER CHINA FUND, INC.
--------------------------------------------------------------------------------


YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Manager has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund has developed contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. Based on reports provided by its service providers, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on its ability to continue its operations.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.



--------------------------------------------------------------------------------
27

                       SBP (City) Ltd - London - 0171-378 6932

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